                                 [COVER IMAGE]

                                AIM CHARTER FUND

[AIM LOGO APPEARS HERE]           ANNUAL REPORT           OCTOBER 31, 1998


               INVEST WITH DISCIPLINE -- REGISTERED TRADEMARK --

                 -------------------------------------------------------------

                         FULL SAIL, 1907, BY JAMES G. TYLER, 1855-1931

                   A CLIPPER WITH BILLOWING SAILS CUTTING THROUGH A CALM BLUE COVER
IMAGE             SEA, THIS MARITIME SCENE DEPICTS OPTIMISM, CONFIDENCE, AND A

                SENSE OF PURPOSE, THE SAME QUALITIES EXHIBITED BY AIM CHARTER

                   FUND. CELEBRATING ITS 30TH ANNIVERSARY THIS YEAR, THE AIM

                      CHARTER FUND IS ONE OF THE PREMIER FUNDS OF ITS ERA.

                 -------------------------------------------------------------

AIM Charter Fund is for shareholders who seek growth and income by investing primarily in stocks of large-cap, well-run companies with a history of stable and improving earnings and generally increasing dividend payouts.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Charter Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o During the fiscal year ended 10/31/98 the Fund paid distributions of $1.4370 per share for Class A shares and $1.3685 per share for Class B and Class C shares.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o The Fund's average annual total returns, including sales charges, for periods ended 9/30/98 (the most recent calendar quarter end), are as follows: For Class A shares, one year, -7.35%; five years, 12.60%; 10 years, 15.58%. Class B shares, one year, -7.12%; since inception (6/26/95), 15.56%. Class C shares, one year, -3.55%; since inception (8/4/97), -1.21%.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Growth & Income Fund Index represents an average of the performance of the 30 largest growth-and-income mutual funds.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
o The Standard & Poor's 400 Mid-cap Index (S&P 400) is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The Russell 2000 Stock Index is an unmanaged index generally considered representative of small-capitalization stocks.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                AIM CHARTER FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER




                    Dear Fellow Shareholder:

                    Throughout the fiscal year covered by this report, markets
     [PHOTO OF      vacillated between optimism that Asia's woes would be
    Charles T.      contained and worry that they would become a major drag on
       Bauer,       the U.S. and other economies. Changes in investor sentiment
    Chairman of     affected various financial markets differently. The stock
    the Board of    market was especially volatile. Uncertainty in stocks
      THE FUND      bolstered U.S. Treasury issues, whose safety attracts
    APPEARS HERE]   investors in doubtful times.
                         We understand how unnerving this year's level of
                    volatility can be. Undoubtedly, many of you were tempted to simply exit the stock market. Our reaction, of course, is that you should not. The abrupt reversals of sentiment this fiscal year reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know when to enter and exit a market, we think the wisest strategy is to stay fully invested despite volatility and short-term disappointment.

MARKET RECAP
Financial crises overseas and widespread decline in the rate of U.S. corporate earnings growth helped foster uncertainty. During the summer of 1998, a worldwide loss of confidence led to a major market correction for equities, including the blue chips that had led the market. In August, the Dow Jones Industrial Average (the Dow) had its worst performing month in a decade.
    Fortunately, the U.S. Federal Reserve Board (the Fed) intervened, cutting interest rates twice, on September 29 and October 15, to pump liquidity and confidence into the markets. As investors responded favorably, the fiscal year closed with domestic equities rallying again and bonds in retreat--a complete about-face from just a few weeks earlier. October 1998 ended up being the Dow's best month in 11 years. (After the fiscal year closed, as this report was being written, the Fed cut rates a third time.)
    Some major stock indexes produced excellent total results for the fiscal year, with the S&P 500 up more than 20%. But focusing on one market benchmark may give you an incomplete view. The divergence between the S&P 500 and other market segments was quite dramatic this fiscal year: the midcap S&P 400 rose only 6.71%, while the Russell 2000 Index of small-company stocks declined 11.84%. Even within the S&P 500 itself, the bigger the company, the better the performance.
    However unsettling markets have been, the fundamental principles of investing remain unchanged: long-term thinking, broad portfolio diversification, and realistic expectations, recognizing the potential for downturns. Your financial consultant is your best resource for helping you construct a diversified portfolio and weather turbulent markets.

YOUR FUND MANAGERS' COMMENTS
We are pleased to send you this report on your Fund's fiscal year. On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio, and what they foresee for markets and your Fund. We hope you find their discussion informative. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
                       ---------------------------------

                       THE ABRUPT REVERSALS OF SENTIMENT

                                THIS FISCAL YEAR

                         REINFORCE OUR CONVICTION THAT

                           MARKETS ARE UNPREDICTABLE

                               IN THE SHORT TERM.

                       ---------------------------------

                                AIM CHARTER FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



FUND POSTS STRONG RESULTS IN TURBULENT YEAR

THIS YEAR WAS PARTICULARLY UNSETTLING FOR THE STOCK MARKET. HOW DID THE AIM CHARTER FUND PERFORM?
     The AIM Charter Fund reported solid results during record market volatility. The Fund's Class A shares produced a total annual return of 11.20%, outpacing its peer group, represented by the 9.45% return of the Lipper Growth and Income Fund Index. Class B shares reported a total annual return for the fiscal year of 10.33%, while Class C shares had a total annual return of 10.39%. Net assets climbed from $4.6 billion as of October 31, 1997 to $5.2 billion as of October 31, 1998.

    WHAT WERE MARKET CONDITIONS LIKE DURING THE FISCAL YEAR?

    The first half of the reporting period saw strong performance from the U.S. and European stock markets. But beginning in July, markets fell as fears of a global credit crunch spread from emerging markets to the developed markets of the United States and Europe. Other factors adding to the market decline included a Russian default on government debt, the Asian financial crisis, and the collapse of some highly leveraged hedge funds. Near the end of the fiscal year, the U.S. Federal Reserve Board addressed concerns about credit by lowering the short-term target federal funds rate. Equity markets rallied in response.

    HAVE YOU CHANGED THE WAY YOU MANAGE THE FUND AS A RESULT OF MARKET
    CONDITIONS?

    We reduced the number of holdings over the fiscal year as we began to see earnings deterioration throughout many sectors of the economy. At the same time, we increased our emphasis on companies with less exposure to global economic problems and therefore, less risk to their future growth prospects. We also focused on companies that benefited from a healthy, albeit slowing, U.S. economy. Stocks we favored included pharmaceutical companies such as Warner-Lambert and Pfizer, and retailers such as Dayton Hudson and Walgreens. We also increased our position in MCI Worldcom, which was created in September 1998 by one of the largest mergers in corporate history. We expect this global telecommunications powerhouse to produce solid earnings growth into the next century.
        We also raised our stake in convertible securities. At the end of the fiscal year, 12.98% of the portfolio consisted of convertible corporate bonds and 5.93% was in convertible preferred stocks.
        Our convertible holdings include names like Internet provider America Online, retailer Home Depot, computer memory firm EMC, and cable operator Media One Group.
        The Fund invests in convertibles because these securities have the characteristics of both stocks and bonds. Since the Fund's investment goals are to seek growth and income, convertible securities offer the best of both worlds.

    HOW DOES A GROWTH MANAGER INVEST FOR BOTH GROWTH AND INCOME?

    Basically, the Fund tries to balance earnings growth and income. We invest in high-growth and low-income stocks, and in low-growth, high-income stocks. Dividend-paying growth stocks make up about 70% to 80% of the portfolio. Low-growth and high-income stocks, such as energy and utilities holdings, make up 5% to 10% of the portfolio. The remainder of the Fund, about 10% to 20%, is invested in convertible securities. We believe this strategy helps to maximize total return and reduce volatility.

    WHAT SECTORS DID THE FUND TARGET?

    The Fund maintained its positions in its top three sectors: health care, especially pharmaceutical stocks; financial stocks including major credit card companies and mortgage securities firms; and computer software and services companies.

    WHY ARE PHARMACEUTICAL STOCKS ATTRACTIVE?

    Earnings growth for major U.S. drug companies has been strong in recent years for several reasons, including expedited product approval by the Federal Drug Administration, growing demand from an aging population, and the recent success of new drugs. Top holdings for the AIM

FUND PROVIDES SOLID RETURNS

One year total returns, as of 10/31/98

================================================================================
1. AIM Charter Fund Class A Shares          11.20%

2. AIM Charter Fund Class B Shares          10.33%

3. AIM Charter Fund Class C Shares          10.39%

4. Lipper Growth & Income Fund Index         9.45%
================================================================================

                     --------------------------------------

                     BECAUSE OF OUR CONSERVATIVE INVESTMENT

                      APPROACH, WHICH FOCUSES ON COMPANIES

                       WITH STRONG EARNINGS PROSPECTS, WE

                       REMAIN CONFIDENT THAT THE FUND IS

                        POSITIONED WELL AS WE ENTER THE

                                  COMING YEAR.

                     --------------------------------------

          See important Fund and index disclosures inside front cover.

                                AIM CHARTER FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



     Charter Fund included Pfizer, maker of the blockbuster drug Viagra. We also own Pharmacia & Upjohn, Merck, Warner-Lambert, and Eli Lilly.

    WHAT HAS HAPPENED WITH FINANCIAL STOCKS?

    In the first quarter of the fiscal year, America's biggest banks reported solid earnings, and a number of proposed mergers created a positive ripple effect throughout the rest of the financial sector. Banks joining forces included BankAmerica and NationsBank and Citicorp and Travelers Group. The Fund held positions in these merged corporations.
        The Fund's other financial holdings included banking firm Chase Manhattan, brokerage firms Merrill Lynch and Morgan Stanley Dean Witter, insurance provider American International Group, and credit card company American Express. In the last quarter of the fiscal year, many financial stocks in the Fund's portfolio were significantly affected by the global economic crisis. But we continue to hold these stocks because we believe these are solid companies with strong franchises. In fact, we consider many of these stocks to be long-term buying opportunities. We believe these companies eventually will emerge as leaders in the increasingly consolidating global financial environment.

    HOW ARE COMPUTER SOFTWARE AND SERVICES STOCKS PERFORMING?

    The Fund held Microsoft as a major technology position because of its outstanding earnings performance, especially in its most recent quarter. The software giant reported a fiscal first-quarter profit of $1.68 billion, or 62 cents a share, up from $663 million, or 25 cents a share, a year earlier.
        Stocks of computer service firms benefited from an expansion in outsourcing, where outside firms are hired to perform software management functions. The so-called Year 2000 bug also provided plenty of work for information technology companies, such as Compuware.

    WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND EQUITY MARKETS?

    We expect the markets to experience continued volatility. We also believe that the decline near the end of the reporting period was a normal correction, rather than the beginning of a true bear market. After three years of extraordinary returns of 20% and 30%, U.S. equity markets may be returning to more historic growth rates, closer to 10%.
        We're optimistic that the United States will avoid a recession in 1999. The economy is likely to experience annual gross domestic product growth in the 1.5% to 2% range, so low inflation and low interest rates should continue. However, with global markets, especially in Asia, experiencing weakness and the U.S. economy expanding more slowly, many companies will find it difficult to produce earnings growth. Because of our conservative investment approach, which focuses on companies with strong earnings prospects, we remain confident that the Fund is positioned well as we enter the coming year.

PORTFOLIO COMPOSITION

As of 10/31/98, based on total net assets

================================================================================================
TOP 10 HOLDINGS                              TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------
1. MCI WorldCom, Inc.              3.19%     1. Computers (Software & Services)      8.17%

2. Philip Morris Companies, Inc.   2.95      2. Financial (Diversified)              7.95

3. Pfizer Inc.                     2.89      3. Health Care (Drugs--Major            7.22
                                                Pharmaceuticals)
4. America Online, Inc.            2.42
                                             4. Health Care (Diversified)            4.86
5. General Electric Co.            2.10
                                             5. Telecommunications (Long Distance)   3.19
6. Microsoft Corp.                 2.04
                                             6. Retail (General Merchandise)         3.10
7. Warner-Lambert Co.              2.04
                                             7. Electrical Equipment                 2.97
8. Chase Manhattan Corp. (The)     1.97
                                             8. Health Care (Medical Products        2.97
9. Tyco International Ltd.         1.97         & Supplies)

10. Pharmacia & Upjohn, Inc.       1.78      9. Tobacco                              2.95

                                             10. Computers (Hardware)                2.71
================================================================================================

================================================================================
PERCENTAGE OF HOLDINGS
--------------------------------------------------------------------------------
U.S. Government Bonds          1.28%

Cash & Cash Equivalents        3.42%

Convertible Preferred Stock    5.93%

Convertible Bonds             12.98%

Common Stock                  76.39%

Number of Holdings:             145
================================================================================

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

          See important Fund and index disclosures inside front cover.

                                AIM CHARTER FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM CHARTER FUND VS. BENCHMARK INDEX

11/26/68-10/31/98

================================================================================
          AIM CHARTER FUND       S&P 500 INDEX      LIPPER GROWTH & INCOME
            CLASS A SHARES                              FUND INDEX
--------------------------------------------------------------------------------
                                  In thousands
11/26/68         9,446               10,000                 10,000

10/31/69         9,562                9,261                  9,021

10/31/70         7,024                8,235                  7,799

10/31/71         9,170                9,623                  9,110

10/31/72        12,768               11,731                 10,509

10/31/73        14,160               11,733                 10,360

10/31/74         9,720                8,355                  7,891

10/31/75        11,892               10,527                  9,912

10/31/76        14,361               12,649                 11,936

10/31/77        16,072               11,885                 11,723

10/31/78        21,504               12,639                 12,662

10/31/79        27,400               14,592                 15,052

10/31/80        42,232               19,270                 19,849

10/31/81        45,389               19,381                 20,371

10/31/82        49,226               22,537                 24,322

10/31/83        63,796               28,835                 30,952

10/31/84        58,881               30,671                 32,352

10/31/85        67,367               36,600                 38,411

10/31/86        88,645               48,746                 50,076

10/31/87        94,606               51,866                 51,255

10/31/88       100,188               59,597                 60,569

10/31/89       133,926               75,258                 73,179

10/31/90       139,089               69,646                 64,719

10/31/91       191,451               92,948                 86,510

10/31/92       199,439              102,190                 94,214

10/31/93       233,177              117,423                112,580

10/31/94       227,232              121,944                116,140

10/31/95       288,652              154,120                139,691

10/31/96       336,862              191,195                169,575

10/31/97       433,117              252,549                217,109

10/31/98       483,071              307,342                237,632

Past performance cannot guarantee comparable future results.
================================================================================

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/98, including sales charges

CLASS A SHARES

Inception (11/26/68)      13.83%
10 years                  16.35
5 years                   14.31
1 year                     5.09*

**11.20% excluding sales charges


CLASS B SHARES
Inception (6/15/95)       17.97%
1 Year                     5.37*

*10.33% excluding sales charges

CLASS C SHARES
Inception (8/4/97)         5.46%
 1 year                    9.40*

*10.39% excluding sales charges
================================================================================

Source: Towers Data Systems HYPO--Registered Trademark--

    Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

ABOUT THIS CHART

The chart compares your Fund's Class A shares to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 11/26/68-10/31/98. (Please note that the S&P 500 and the Lipper Growth and Income performance figures are for the period 11/30/68-10/31/98.) It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment. An index of funds such as the Lipper Growth and Income Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

                                AIM CHARTER FUND

                          ANNUAL REPORT / FUND HISTORY

AIM CHARTER FUND: 30 YEARS
OF OUTSTANDING PERFORMANCE

The Charter Fund started 30 years ago with $1,000 and an idea. Both belonged to Julian Lerner, a Dallas lawyer who had the vision of creating a mutual fund to invest in diversified corporate stocks.
    Back in 1968, few investors knew what mutual funds were. Mutual fund listings made up only about a column in the newspapers compared with entire sections dedicated to their coverage now.
    Mr. Lerner essentially taught himself the fund business. "I had a lot of enthusiasm but little money," he said. He contributed $1,000 from his own pocket, and four life insurance firms eventually invested a total of $1 million in the fund. The fund management company's office consisted of three rooms, and its staff included Mr. Lerner, a bookkeeper, and a few "helpers."
    He bought out his investors in the management company in 1975 and continued as a one-man show for 11 years. "I did everything," he said, from fund management to administration.
    In 1986, Mr. Lerner accepted an offer from A I M Management Group Inc. (AIM) to purchase the Charter Fund's management company. He decided to sell to AIM because he realized he alone couldn't provide the distribution the growing Fund needed. At the time, the Fund had about $82 million in assets. With AIM the Fund has seen explosive growth over the past 12 years, soaring to 400,000 investors and $5.2 billion in net assets as of October 31, 1998.
    The AIM Charter Fund has been one of the company's premier funds, along with Weingarten and Constellation, which AIM also acquired in 1986. Mr. Lerner managed the Charter Fund until he retired from AIM in 1994.
    Today, he can scarcely believe how much the Fund has grown. "My original plan was to reach $25 million in assets and make a living. I never intended for it to get this big," he said.
    The Fund is now managed by Lanny Sachnowitz, its second senior manager in 30 years. Mr. Sachnowitz joined AIM in 1987 after earning a bachelor's degree from the University of Southern California. He started working with Mr. Lerner on Charter Fund in 1991, the same year he received his MBA from the University of Houston. Mr. Sachnowitz became senior portfolio manager in 1994.
    "Julian was a terrific mentor. He taught me many things, mostly about how humbling the market can be. Stocks have a way of surprising you both on the upside and downside," Mr. Sachnowitz said. "The bottom line is you can build a solid long-term record in this business if you let your winners run and don't let the losers get the best of you.
    "Mr. Lerner characterized their relationship as a partnership. "Lanny didn't need my help. I may have taught him broad things, like make money by not losing it and be careful."
    Over its 30-year history, the Fund has weathered recessions, wars, political upheaval, and a stock market crash. Since its inception, the Fund has posted a total average annual return of 13.83% for Class A shares, as of October 31, 1998. It has outperformed the S&P 500, which posted a total average return of 12.13% over the same 30-year time frame.
    Only a handful of funds have performed as well as Charter Fund over the past three decades. In fact, of the 193 mutual funds that have been in existence for 30 years, Charter Fund ranks 7th in terms of total annual return, according to Lipper Analytical Services, Inc.
    While much has changed in the mutual fund industry, many long-time principles still hold true. The AIM Charter Fund maintains its conservative strategy of investing in large, well established, income-producing stocks. In fact, the Fund still invests heavily in pharmaceutical company Pfizer Inc., one of Mr. Lerner's longtime favorite stocks.
    "There aren't too many funds that have 30 years of proven performance," Mr. Sachnowitz said. "Charter Fund has a terrific legacy and a bright future."

[Photo]

The AIM Charter Fund has had just two senior portfolio managers over its long history: Lanny Sachnowitz (left) and Julian Lerner.

                     -------------------------------------

                      WITH AIM THE FUND HAS SEEN EXPLOSIVE

                         GROWTH OVER THE PAST 12 YEARS,

                       SOARING TO ABOUT 400,000 INVESTORS

                      AND $5.2 BILLION IN NET ASSETS AS OF

                               OCTOBER 31, 1998.

                     -------------------------------------

                                AIM CHARTER FUND

                          ANNUAL REPORT / FUND HISTORY

GORDON ROUNTREE ON 30 YEARS
OF INVESTING IN CHARTER FUND

Gordon Rountree is a man who holds on to things. The founder of Rountree Oldsmobile-Cadillac-Mitsubishi in Waco, Texas, he has had the same desk in the same office for 43 years. He has been married for 59 years to Frances, his college sweetheart. The couple has lived in their sweeping, antique-filled home for 51 years. They've watched the live oaks and the city of Waco grow tall around them.
    Mr. Rountree looks at Waco like a gardener who knows every bloom in the flowerbed. Over the years, he helped create Waco's Little League, Ridgewood Country Club, and Paul Quinn College. He has been a trustee of the school district, a lifetime director of the chamber of commerce, and an organizer of the local symphony. Dr. Robert Sloan Jr., president of Baylor University in Waco, attended the college years ago on a scholarship donated by Mr. Rountree. As he drives down Waco's main street, Mr. Rountree points out the businesses he helped lure to his town.
    "I just did this to be a good citizen. I didn't do it to get any brags on me," Mr. Rountree says. "We're just happy to see a small town grow up.
    "His investment style fits his nurturing, long-term outlook. Mr. Rountree has been an investor in AIM Charter Fund since its inception in 1968. His initial investment of $7,152 has grown more than 48-fold over the course of 30 years. As of October 31, 1998, the investment's average annual rate of return was 13.83%.
    "Most of it was reinvested distributions," he says. "The Charter Fund has been a good investment."
    Mr. Rountree hasn't made many additions to his account and has never withdrawn from it. He liked the Fund so much that he gave some of his shares to his three children in 1986. His daughter Nannette Wheelis says her AIM Charter Fund investment helped pay college tuition for her two daughters.
    Mr. Rountree's children now run the car dealership, but at age 82, he still goes to the office four days a week to read his mail and occasionally give advice. His kids and employees affectionately call him "Chief."

                     --------------------------------------

                             Photo of Mr. Rountree


                      MR. ROUNTREE HAS BEEN AN INVESTOR IN

                      AIM CHARTER FUND SINCE ITS INCEPTION

                       IN 1968. HIS INITIAL INVESTMENT OF

                       $7,152 HAS GROWN MORE THAN 48-FOLD

                       OVER THE COURSE OF 30 YEARS. AS OF

                       OCTOBER 31, 1998, THE INVESTMENT'S

                       AVERAGE ANNUAL RATE OF RETURN WAS

                       13.83%. "MOST OF IT WAS REINVESTED

                     DISTRIBUTIONS," HE SAYS. "THE CHARTER

                      FUND HAS BEEN A GOOD INVESTMENT."



                       This is not a paid testimonial. it

                       may not represent the experience of

                     other AIM Charter Fund shareholders and

                      may not indicate future performance.

                     --------------------------------------

                                AIM CHARTER FUND

                          ANNUAL REPORT / FUND HISTORY

His office is filled with the memorabilia of his life, even the old football from a 1933 championship game at San Jacinto High School in Houston, where he was captain of the football team.
    On the wall near his desk is a photograph of his father, a dapper-looking man who introduced Mr. Rountree to his lifelong love affair with cars.
    "My father started in the car business in Houston in 1916," Mr. Rountree says. At 10 years old, he started washing cars and sweeping floors at his dad's dealership. "Back then, you could drive at 10. There weren't any licenses. But I didn't do it much," he says.
    As a boy, he fell in love with the sleek, sophisticated Pierce-Arrow. The Rountrees also sold Auburns, Cords, and Duesenbergs. During the Depression, his father switched exclusively to Oldsmobile because he believed it would be the brand of the future. He bet right.
    The younger Rountree took over the Houston car dealership at age 26, when his father passed away. He moved to Waco in 1947 to open a Lincoln-Mercury dealership, then switched back to Oldsmobiles in 1950, adding the Cadillac line as well. A photo in the Rountree dealership lobby shows the room back in 1955, filled with classic chromed Caddies.
    Among all the memorabilia at Mr. Rountree's dealership and antiques at his home, there is one interesting absence. There are no old cars anywhere.
    Mr. Rountree loves new cars, especially the Cadillac Seville.
    "Cars today," he says, "are better than they've ever been."

                    ----------------------------------------


                         MR. ROUNTREE HASN'T MADE MANY

                     ADDITIONS TO HIS ACCOUNT AND HAS NEVER

                    WITHDRAWN FROM IT. HE LIKED THE FUND SO

                    MUCH THAT HE GAVE SOME OF HIS SHARES TO

                    HIS THREE CHILDREN IN 1986. HIS DAUGHTER

                         NANNETTE WHEELIS SAYS HER AIM

                       CHARTER FUND INVESTMENT HELPED PAY

                     COLLEGE TUITION FOR HER TWO DAUGHTERS.



                      Top left: Gordon Rountree Sr. at his

                     Waco dealership. Bottom right: Frances

                          and Gordon enjoy a moment in

                                  their garden.



                          Photo of Mr. & Mrs. Rountree

                    ----------------------------------------

                                AIM CHARTER FUND

                          ANNUAL REPORT / FUND HISTORY

THE AIM CHARTER FUND GROWTH STORY
RESULTS OF A $10,000 INVESTMENT
AIM CHARTER FUND VS. BENCHMARK INDEX

11/26/68-10/31/98

================================================================================
                 AIM CHARTER FUND     S&P 500 INDEX    LIPPER GROWTH & INCOME
                  CLASS A SHARES       with monthly             FUND INDEX
                  with dividends        dividends
                   reinvested
--------------------------------------------------------------------------------
11/26/68             9,446              10,000              10,000
                                                                           Anti-Vietnam War Demonstrations Peak
10/31/69             9,562               9,261               9,021
                                                                           Cambodia Invaded, War Spreads
10/31/70             7,024               8,235               7,799
                                                                           90-Day Freeze on Wages and Prices
10/31/71             9,170               9,623               9,110
                                                                           New York City Near Bankruptcy
10/31/72            12,768              11,731              10,509
                                                                           Arab Oil Embargo - Prices Quadruple from Approximately $3
                                                                           to $12 per Barrel
10/31/73            14,160              11,733              10,360
                                                                           Steepest market Decline in 40 years; S&P down 26%
10/31/74             9,720               8,355               7,891
                                                                           Economic Recession
10/31/75            11,892              10,527               9,912
                                                                           Record Trade Deficit at $5 Billion
10/31/76            14,361              12,649              11,936
                                                                           S&P Declines 7%
10/31/77            16,072              11,885              11,723
                                                                           OPEC Raises Prices 14%
10/31/78            21,504              12,639              12,662
                                                                           Annual Inflation Rate Hits 13%
10/31/79            27,400              14,592              15,052
                                                                           Prime Interest Rate Reaches 20%
10/31/80            42,232              19,270              19,849
                                                                           Assassination Attempt on President Reagan
10/31/81            45,389              19,381              20,371
                                                                           Unemployment Reaches 10.8%
10/31/82            49,226              22,537              24,322
                                                                           Terrorist Bomb Kills 241 U.S. Marines in Beirut
10/31/83            63,796              28,835              30,952
                                                                           Federal Deficit Tops Record $185 Billion
10/31/84            58,881              30,671              32,352
                                                                           U.S. Dollar at Lowest Level in Five Years
10/31/85            67,367              36,600              38,411
                                                                           Tax Reform Act Cuts IRA Deduction
10/31/86            88,645              48,746              50,076
                                                                           Stock Market Crash - DJIA Down 25% in Five Weeks
10/31/87            94,606              51,866              51,255
                                                                           Savings and Loan Insolvencies
10/31/88           100,188              59,597              60,569
                                                                           Junk Bond Market Collapses
10/31/89           133,926              75,258              73,179
                                                                           Iraq Invades Kuwait
10/31/90           139,089              69,646              64,719
                                                                           Recession Persists
10/31/91           191,451              92,948              86,510
                                                                           Unemployment Reaches 10-Year High
10/31/92           199,439             102,190              94,214
                                                                           Economic Growth Remains Sluggish
10/31/93           233,177             117,423             112,580
                                                                           Fed Raises Federal Fund Interest Rate Six Times
10/31/94           227,232             121,944             116,140
                                                                           Mexican Peso Devaluation
10/31/95           288,652             154,120             139,691
                                                                           Weakened Markets in Europe and Japan Limit U.S. Exports
10/31/96           336,862             191,195             169,575
                                                                           Asian Market Meltdown
10/31/97           433,117             252,549             217,109
                                                                           Stock Market Sees Record Volatility
10/31/98           483,071             307,342             237,632
================================================================================

                              11/26/68      10/69     10/70      10/71     10/72       10/73      10/74      10/75      10/76
===============================================================================================================================
Income Dividends Reinvested    $0,000         94        228        214        135          0         34        157        139
Capital Gains Reinvested       $0,000          0        114          0          0      1,240          0          0          0
Total Distributions Reinvested $0,000         94        342        214        135      1,240         34        157        139
Total Account Value            $9,446      9,562      7,024      9,170     12,768     14,160      9,720     11,892     14,361

                                10/77       10/78     10/79      10/80     10/81       10/82     10/83
Income Dividends Reinvested       147        222        364        866      1,190      2,287      2,585
Capital Gains Reinvested            0      1,219      4,972      2,625      6,476      3,670          0
Total Distributions Reinvested    147      1,441      5,336      3,491      7,666      5,957      2,585
Total Account Value            16,072     21,504     27,400     42,232     45,389     49,226     63,796

Past performance cannot guarantee comparable future results.
===============================================================================================================================

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

                                AIM CHARTER FUND

                          ANNUAL REPORT / FUND HISTORY

Only time can put an investment through perhaps the most significant, truth-revealing test. Even through the traumatic events illustrated in this chart, AIM Charter Fund has consistently appreciated over long-term periods, outpacing the major benchmark averages for common stocks and for comparable funds.

================================================================================================================================
 10/84       10/85       10/86       10/87       10/88       10/89       10/90      10/91        10/92       10/93       10/94
  1,475       1,723       1,677       1,893       1,718       3,432       4,900       3,185       3,752       6,868       4,023
  5,560           0       5,030      20,211      20,038           0       8,070       6,583       5,287           0       3,882
  7,035       1,723       6,707      22,104      21,756       3,432      12,970       9,768       9,039       6,868       7,905
 58,881      67,367      88,645      94,606     100,188     133,926     139,089     191,451     199,439     233,177     227,232

 10/95       10/96       10/97       10/98
  5,275       4,672       5,056       3,572
  8,298      24,466      19,086      43,345
 13,573      29,138      24,142      46,917
288,652     336,862     434,421     483,071
================================================================================================================================

Source: Towers Data Systems HYPO--Registered Trademark--

For important information on your Fund's performance calculations, please see page 6. For descriptions of the indexes cited on this page, please see the inside front COVER.



                                AIM CHARTER FUND

SCHEDULE OF INVESTMENTS

October 31, 1998

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS-76.39%

AIR FREIGHT-0.35%

CNF Transportation Inc.                600,000   $   18,150,000
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.53%

UBS A.G. (Switzerland)(a)              100,001       27,425,406
---------------------------------------------------------------

BANKS (MONEY CENTER)-2.52%

BankAmerica Corp.                      500,000       28,718,750
---------------------------------------------------------------
Chase Manhattan Corp. (The)          1,800,000      102,262,500
---------------------------------------------------------------
                                                    130,981,250
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.62%

Comcast Corp.-Class A                  650,000       32,093,750
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-1.02%

Monsanto Co.                         1,300,000       52,812,500
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.62%

Lucent Technologies, Inc.              400,000       32,075,000
---------------------------------------------------------------

COMPUTERS (HARDWARE)-2.31%

Compaq Computer Corp.(b)               798,000       25,236,750
---------------------------------------------------------------
Dell Computer Corp.(a)                 650,000       42,656,250
---------------------------------------------------------------
International Business Machines
  Corp.                                350,000       51,953,125
---------------------------------------------------------------
                                                    119,846,125
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.58%

Ascend Communications, Inc.(a)         400,000       19,300,000
---------------------------------------------------------------
Cisco Systems, Inc.(a)               1,000,000       63,000,000
---------------------------------------------------------------
                                                     82,300,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-4.30%

BMC Software, Inc.(a)                  400,000       19,225,000
---------------------------------------------------------------
Computer Sciences Corp.(a)             500,000       26,375,000
---------------------------------------------------------------
Compuware Corp.(a)                     300,000       16,256,250
---------------------------------------------------------------
HBO & Co.                            1,000,000       26,250,000
---------------------------------------------------------------
Microsoft Corp.(a)                   1,000,000      105,875,000
---------------------------------------------------------------
Novell, Inc.(a)                      2,000,000       29,750,000
---------------------------------------------------------------
                                                    223,731,250
---------------------------------------------------------------

CONSUMER FINANCE-1.74%

Household International, Inc.          500,000       18,281,250
---------------------------------------------------------------
MBNA Corp.                             800,000       18,250,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

CONSUMER FINANCE-(CONTINUED)

Providian Financial Corp.(b)           678,000   $   53,816,250
---------------------------------------------------------------
                                                     90,347,500
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.83%

Bergen Brunswig Corp.-Class A          300,000       14,643,750
---------------------------------------------------------------
Cardinal Health, Inc.                  300,000       28,368,750
---------------------------------------------------------------
                                                     43,012,500
---------------------------------------------------------------

ELECTRIC COMPANIES-0.72%

Edison International                   700,000       18,462,500
---------------------------------------------------------------
FPL Group, Inc.                        300,000       18,768,750
---------------------------------------------------------------
                                                     37,231,250
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.49%

General Electric Co.                 1,250,000      109,375,000
---------------------------------------------------------------
Honeywell, Inc.                        250,000       19,968,750
---------------------------------------------------------------
                                                    129,343,750
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.32%

Raytheon Co.-Class A                   300,000       16,800,000
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.51%

Intel Corp.                            300,000       26,756,250
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.37%

Applied Materials, Inc.(a)             550,000       19,078,125
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-7.95%

American Express Co.                   850,000       75,118,750
---------------------------------------------------------------
Associates First Capital
  Corp.-Class A(b)                     350,000       24,675,000
---------------------------------------------------------------
Citigroup Inc.                       1,500,000       70,593,750
---------------------------------------------------------------
Fannie Mae                           1,000,000       70,812,500
---------------------------------------------------------------
Freddie Mac                          1,400,000       80,500,000
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                       650,000       42,087,500
---------------------------------------------------------------
SunAmerica, Inc.                       700,000       49,350,000
---------------------------------------------------------------
                                                    413,137,500
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-4.86%

Abbott Laboratories                    500,000       23,468,750
---------------------------------------------------------------
American Home Products Corp.           500,000       24,375,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.               600,000       66,337,500
---------------------------------------------------------------
Johnson & Johnson                      400,000       32,600,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (DIVERSIFIED)-(CONTINUED)

Warner-Lambert Co.(b)                1,350,000   $  105,806,250
---------------------------------------------------------------
                                                    252,587,500
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-7.22%

Lilly (Eli) & Co.                      800,000       64,750,000
---------------------------------------------------------------
Merck & Co., Inc.                      500,000       67,625,000
---------------------------------------------------------------
Pfizer Inc.                          1,400,000      150,237,500
---------------------------------------------------------------
Pharmacia & Upjohn, Inc.(b)          1,750,000       92,640,625
---------------------------------------------------------------
                                                    375,253,125
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-2.66%

Allegiance Corp.                       755,000       28,076,563
---------------------------------------------------------------
Arterial Vascular Engineering,
  Inc.(a)(b)                           600,000       18,450,000
---------------------------------------------------------------
Baxter International Inc.              300,000       17,981,250
---------------------------------------------------------------
Becton, Dickinson & Co.                600,000       25,275,000
---------------------------------------------------------------
Guidant Corp.                          250,000       19,125,000
---------------------------------------------------------------
Medtronic, Inc.                        450,000       29,250,000
---------------------------------------------------------------
                                                    138,157,813
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.53%

Omnicare, Inc.                         800,000       27,650,000
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-1.36%

Colgate-Palmolive Co.                  500,000       44,187,500
---------------------------------------------------------------
Procter & Gamble Co. (The)             300,000       26,662,500
---------------------------------------------------------------
                                                     70,850,000
---------------------------------------------------------------

HOUSEWARES-0.48%

Rubbermaid, Inc.                       750,000       24,890,625
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.31%

Ace, Ltd.                              500,000       16,937,500
---------------------------------------------------------------
American International Group, Inc.     600,000       51,150,000
---------------------------------------------------------------
                                                     68,087,500
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.50%

Allstate Corp. (The)                   600,000       25,837,500
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.80%

Merrill Lynch & Co., Inc.              700,000       41,475,000
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.54%

Franklin Resources, Inc.               744,100       28,136,281
---------------------------------------------------------------

LODGING-HOTELS-1.09%

Carnival Corp.                       1,750,000       56,656,250
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
MACHINERY (DIVERSIFIED)-0.39%

Ingersoll-Rand Co.                     400,000   $   20,200,000
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.64%

Illinois Tool Works Inc.               250,000       16,031,250
---------------------------------------------------------------
Tyco International Ltd.              1,650,000      102,196,875
---------------------------------------------------------------
United Technologies Corp.              200,000       19,050,000
---------------------------------------------------------------
                                                    137,278,125
---------------------------------------------------------------

NATURAL GAS-1.43%

El Paso Energy Corp.                   550,000       19,490,625
---------------------------------------------------------------
Enron Corp.                            675,000       35,606,250
---------------------------------------------------------------
Williams Companies, Inc. (The)         700,000       19,206,250
---------------------------------------------------------------
                                                     74,303,125
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-1.59%

Baker Hughes, Inc.                   1,250,000       27,578,125
---------------------------------------------------------------
Halliburton Co.                        800,000       28,750,000
---------------------------------------------------------------
Schlumberger Ltd.                      500,000       26,250,000
---------------------------------------------------------------
                                                     82,578,125
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-1.08%

Conoco Inc.-Class A(a)               2,250,000       55,968,750
---------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-1.61%

Amoco Corp.                            300,000       16,837,500
---------------------------------------------------------------
Royal Dutch Petroleum Co.-New
  York Shares (Netherlands)          1,000,000       49,250,000
---------------------------------------------------------------
Texaco, Inc.                           300,000       17,793,750
---------------------------------------------------------------
                                                     83,881,250
---------------------------------------------------------------

PERSONAL CARE-0.23%

Avon Products, Inc.                    298,900       11,862,594
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.75%

Xerox Corp.                            400,000       38,750,000
---------------------------------------------------------------

PUBLISHING-0.35%

Dow Jones & Co., Inc.                  400,000       18,325,000
---------------------------------------------------------------

RAILROADS-0.40%

Kansas City Southern Industries,
  Inc.                                 542,700       20,961,787
---------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST-0.19%

Crescent Real Estate Equities, Co.     400,000       10,025,000
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.32%

Lowe's Companies, Inc.                 500,000       16,843,750
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.19%

Ingram Micro, Inc.-Class A(a)(b)       222,200       10,110,100
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (DEPARTMENT STORES)-1.31%

Federated Department Stores,
  Inc.(a)                              600,000   $   23,062,500
---------------------------------------------------------------
Kohl's Corp.(a)                        350,000       16,734,375
---------------------------------------------------------------
Saks Inc.(a)                         1,233,300       28,057,575
---------------------------------------------------------------
                                                     67,854,450
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.35%

Family Dollar Stores, Inc.           1,000,000       18,125,000
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.69%

CVS Corp.(b)                           150,000        6,853,125
---------------------------------------------------------------
Walgreen Co.                           600,000       29,212,500
---------------------------------------------------------------
                                                     36,065,625
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-2.41%

Dayton Hudson Corp.                  1,000,000       42,375,000
---------------------------------------------------------------
Wal-Mart Stores, Inc.                1,200,000       82,800,000
---------------------------------------------------------------
                                                    125,175,000
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.32%

Washington Mutual, Inc.                450,000       16,846,875
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.24%

Service Corp. International            350,000       12,468,750
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.07%

Ceridian Corp.(a)                      325,000       18,646,875
---------------------------------------------------------------
Equifax, Inc.                          475,000       18,376,563
---------------------------------------------------------------
Fiserv, Inc.(a)                        400,000       18,600,000
---------------------------------------------------------------
                                                     55,623,438
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-3.19%

MCI WorldCom, Inc.(a)(b)             3,000,000      165,750,000
---------------------------------------------------------------

TELEPHONE-2.56%

Ameritech Corp.                        600,000       32,362,500
---------------------------------------------------------------
BellSouth Corp.                        450,000       35,915,625
---------------------------------------------------------------
SBC Communications, Inc.(b)          1,400,000       64,837,500
---------------------------------------------------------------
                                                    133,115,625
---------------------------------------------------------------

TOBACCO-2.95%

Philip Morris Companies, Inc.        3,000,000      153,375,000
---------------------------------------------------------------
    Total Common Stocks (Cost
      $2,927,834,541)                             3,970,191,119
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
CONVERTIBLE CORPORATE BONDS & NOTES-12.98%

AUTO PARTS & EQUIPMENT-0.22%

Magna International, Inc., Conv.
  Sub. Deb., 4.875%, 02/15/05     $ 11,000,000   $   11,247,500
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.30%

Jacor Communications, Inc.,
  Conv. Sr. LYON, 5.50%,
  06/12/11(c)                       20,000,000       15,450,000
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.48%

Comverse Technology, Inc., Conv.
  Sub. Deb., 4.50%, 07/01/05(d)
  (Acquired 06/25/98-10/15/98;
  Cost $17,000,000)                 17,500,000       16,253,125
---------------------------------------------------------------
Global Telesystems Group, Inc.,
  Conv. Sr. Sub. Deb., 5.75%,
  07/01/10                          42,250,000       37,708,125
---------------------------------------------------------------
Global Telesystems Group, Inc.,
  Conv. Sr. Sub. Notes, 8.75%,
  06/30/00                           1,100,000        2,283,875
---------------------------------------------------------------
Global Telesystems Group, Inc.,
  Conv. Sr. Sub. Notes, 8.75%,
  06/30/00(d) (Acquired
  02/05/98; Cost $13,002,080)       10,000,000       20,762,500
---------------------------------------------------------------
                                                     77,007,625
---------------------------------------------------------------

COMPUTERS (HARDWARE)-0.40%

Candescent Technology Corp.,
  Conv. Sr. Sub. Deb., 7.00%,
  05/01/03(d) (Acquired
  04/17/98; Cost $25,000,000)       25,000,000       21,000,000
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.39%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02                   25,000,000       72,218,750
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-3.58%

America Online, Inc., Conv. Sub.
  Notes, 4.00%, 11/15/02            37,500,000       94,265,625
---------------------------------------------------------------
America Online, Inc., Conv. Sub.
  Notes, 4.00%, 11/15/02(d)
  (Acquired 02/10/98; Cost
  $15,619,768)                      12,500,000       31,421,875
---------------------------------------------------------------
Network Associates, Inc., Conv.
  Sub. Deb., 4.00%, 02/13/18(c)     45,000,000       19,575,000
---------------------------------------------------------------
Platinum Technology, Inc., Conv.
  Sub. Notes, 6.25%, 12/15/02       10,000,000        8,250,000
---------------------------------------------------------------
Platinum Technology, Inc., Conv.
  Sub. Notes, 6.25%, 12/15/02(d)
  (Acquired 12/11/97-01/12/98;
  Cost $9,961,125)                  10,000,000        8,250,000
---------------------------------------------------------------
Veritas Software Corp., Conv.
  Sub. Notes, 5.25%, 11/01/04       17,500,000       24,368,750
---------------------------------------------------------------
                                                    186,131,250
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
ELECTRICAL EQUIPMENT-0.48%

SCI Systems, Inc., Conv. Sub.
  Notes, 5.00%, 05/01/06(d)
  (Acquired 10/20/98; Cost
  $20,135,415)                    $ 15,000,000   $   24,806,250
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.29%

Amkor Technology, Inc., Conv.
  Sub Notes, 5.75%, 05/01/03        26,000,000       14,885,000
---------------------------------------------------------------

FOOD-MISC. (DIVERSIFIED)-0.54%

Nestle Holding, Inc., Conv.
  Bond, 3.00%, 06/17/02
  (Switzerland)                     20,000,000       28,110,540
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.62%

Omnicare, Inc., Conv. Bond,
  5.00%, 12/01/07                   10,000,000       10,800,000
---------------------------------------------------------------
Omnicare, Inc., Conv. Sub. Deb.,
  5.00%, 12/01/07(d) (Acquired
  12/04/97; Cost $20,000,000)       20,000,000       21,600,000
---------------------------------------------------------------
                                                     32,400,000
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.40%

Loews Corp., Conv. Sub. Notes,
  3.125%, 09/15/07                  25,000,000       20,500,000
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.55%

Home Depot, Inc., Conv. Sub.
  Notes, 3.25%, 10/01/01            15,000,000       28,500,000
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.49%

Ingram Micro, Inc., Conv. Deb.,
  5.375%, 06/09/18(c)               70,000,000       25,637,500
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.37%

Rite Aid Corp., Conv. Sub.
  Notes, 5.25%, 09/15/02            15,000,000       19,012,500
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.54%

Costco Companies, Inc., Conv.
  Sub. Notes, 3.50%, 08/19/17(c)    40,000,000       28,250,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.43%

Staples Inc., Conv. Sub. Deb.,
  4.50%, 10/01/00(d) (Acquired
  10/23/97-12/30/97; Cost
  $13,054,000)                      10,000,000       22,225,000
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.39%

Affiliated Computer Services,
  Conv. Sub. Notes, 4.00%,
  03/15/05                           9,250,000        9,862,813
---------------------------------------------------------------
Affiliated Computer Services,
  Conv. Sub. Notes, 4.00%,
  03/15/05(d) (Acquired
  03/17/98; Cost $10,004,125)       10,000,000       10,662,500
---------------------------------------------------------------
                                                     20,525,313
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
WASTE MANAGEMENT-0.51%

United Waste Systems, Inc.,
  Conv. Sub. Notes, 4.50%,
  06/01/01                        $ 17,500,000   $   26,753,125
---------------------------------------------------------------
    Total Convertible Corporate
      Bonds & Notes (Cost
      $587,314,953)                                 674,660,353
---------------------------------------------------------------

                                     SHARES
CONVERTIBLE PREFERRED STOCKS-5.93%

BROADCASTING (TELEVISION, RADIO & CABLE)-1.65%

Chancellor Media Corp.-$3.00
  Conv. Pfd.                           275,000   $   22,275,000
---------------------------------------------------------------
MediaOne Group, Inc.-$2.25
  Series D Conv. Pfd.                  550,000       47,746,875
---------------------------------------------------------------
MediaOne Group, Inc.-$3.625
  Conv. Pfd.                           300,000       16,162,500
---------------------------------------------------------------
                                                     86,184,375
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-0.29%

Microsoft Corp.-$2.196 Series A
  Conv. Pfd.                           154,000       15,053,500
---------------------------------------------------------------

ELECTRIC COMPANIES-0.96%

Houston Industries, Inc.-$3.22
  Conv. Pfd.                           615,000       49,853,437
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.31%

McKesson Financing Trust, $2.50
  Conv. Pfd.                           150,000       15,975,000
---------------------------------------------------------------

HOME DECORATION PRODUCTS-0.36%

Newell Financial Trust,
  Inc.-$2.625 Conv. Pfd.               350,000       18,856,250
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.68%

Conseco, Inc.-$4.278 Conv.
  PRIDES                               300,000       35,700,000
---------------------------------------------------------------

LODGING-HOTELS-0.48%

Royal Caribbean Cruises
  Ltd.-$3.63 Conv. Pfd.                271,700       24,860,550
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.50%

CVS Corp.-$4.23 Conv. Pfd.             300,000       25,800,000
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.15%

Kmart Financing, Inc.-$3.875
  Conv. Pfd.                           140,000        7,761,250
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.28%

TJX Companies, Inc.-$7.00 Series
  E Conv. Pfd.                          35,000       14,348,425
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.27%

AirTouch Communications,
  Inc.-$1.74 Series B Conv. Pfd.       300,000       13,800,000
---------------------------------------------------------------
    Total Convertible Preferred
      Stocks (Cost $271,494,583)                    308,192,787
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
U.S. TREASURY NOTES-1.28%

9.125%, 05/15/99                  $ 20,000,000   $   20,488,800
---------------------------------------------------------------
11.75%, 02/15/01                    40,000,000       46,394,000
---------------------------------------------------------------
    Total U.S. Treasury Notes
      (Cost $68,093,945)                             66,882,800
---------------------------------------------------------------

REPURCHASE AGREEMENT-3.90%(e)

Dresdner Kleinwort, Benson,
  North America LLC, 5.55%,
  11/02/98(f) (Cost
  $202,557,788)                    202,557,788      202,557,788
---------------------------------------------------------------
TOTAL INVESTMENTS-100.48%                         5,222,484,847
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(0.48%)               (25,198,413)
---------------------------------------------------------------
NET ASSETS-100.00%                               $5,197,286,434
===============================================================

Abbreviations:

Conv.  - Convertible
Deb.   - Debentures
LYON  - Liquid Yield Option Notes
Pfd.   - Preferred
PRIDES - Preferred Redemption Increase Dividend Equity Security
Sr.    - Senior
Sub.   - Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of these securities are subject to call options written. See note
    7.
(c) Zero coupon bonds. Interest rate shown represents the rate of original issue discount.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with the procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/98 was $176,981,250, which represented 3.41% of the Fund's net assets.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor for its affiliates.
(f) Joint repurchase agreement entered into 10/30/98 with a maturing value of $300,138,750. Collateralized by $485,457,284 U.S. Government obligations, 0% to 8.50% due 01/07/99 to 08/01/37 with an aggregate market value at 10/31/98 of $306,003,830.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1998

ASSETS:

Investments, at market value (cost
  $4,057,295,810)                             $5,222,484,847
------------------------------------------------------------
Receivables for:
  Investments sold                                13,449,956
------------------------------------------------------------
  Capital stock sold                               5,474,436
------------------------------------------------------------
  Dividends and interest                          15,664,282
------------------------------------------------------------
Investment for deferred compensation plan             62,521
------------------------------------------------------------
Other assets                                         133,187
------------------------------------------------------------
      Total assets                             5,257,269,229
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           36,176,235
------------------------------------------------------------
  Capital stock reacquired                         9,083,225
------------------------------------------------------------
  Deferred compensation                               62,521
------------------------------------------------------------
Options written (premiums received
  $8,091,351)                                      8,480,263
------------------------------------------------------------
Accrued advisory fees                              2,504,651
------------------------------------------------------------
Accrued administrative services fees                  12,550
------------------------------------------------------------
Accrued directors' fees                                4,000
------------------------------------------------------------
Accrued distribution fees                          2,409,172
------------------------------------------------------------
Accrued transfer agent fees                          923,434
------------------------------------------------------------
Accrued operating expenses                           326,744
------------------------------------------------------------
      Total liabilities                           59,982,795
------------------------------------------------------------
Net assets applicable to shares outstanding   $5,197,286,434
============================================================

NET ASSETS:

Class A                                       $3,706,938,087
============================================================
Class B                                       $1,408,687,133
============================================================
Class C                                       $   37,846,445
============================================================
Institutional Class                           $   43,814,769
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    278,255,520
============================================================
Class B:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    106,376,708
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      2,851,068
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      3,265,143
============================================================
Class A:
  Net asset value and redemption price per
    share                                     $        13.32
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.32
    divided by 94.50%)                        $        14.10
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        13.24
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        13.27
============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                           $        13.42
============================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:

Dividends (net of $827,299 foreign
  withholding tax)                             $ 61,756,240
-----------------------------------------------------------
Interest                                         40,582,343
-----------------------------------------------------------
      Total investment income                   102,338,583
-----------------------------------------------------------

EXPENSES:

Advisory fees                                    31,820,925
-----------------------------------------------------------
Administrative services fees                        152,008
-----------------------------------------------------------
Custodian fees                                      327,507
-----------------------------------------------------------
Directors' fees                                      38,648
-----------------------------------------------------------
Distribution fees-Class A                        11,101,044
-----------------------------------------------------------
Distribution fees-Class B                        12,843,741
-----------------------------------------------------------
Distribution fees-Class C                           216,922
-----------------------------------------------------------
Interest (Note 5)                                   412,451
-----------------------------------------------------------
Transfer agent fees-Class A                       4,902,143
-----------------------------------------------------------
Transfer agent fees-Class B                       2,508,122
-----------------------------------------------------------
Transfer agent fees-Class C                          49,570
-----------------------------------------------------------
Transfer agent fees-Institutional Class               3,895
-----------------------------------------------------------
Other                                             1,138,589
-----------------------------------------------------------
      Total expenses                             65,515,565
-----------------------------------------------------------
Less:   Fees waived by advisor                     (762,337)
-----------------------------------------------------------
      Expenses paid indirectly                     (239,868)
-----------------------------------------------------------
      Net expenses                               64,513,360
-----------------------------------------------------------
Net investment income                            37,825,223
-----------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         204,168,591
-----------------------------------------------------------
  Foreign currencies                                985,214
-----------------------------------------------------------
  Futures contracts                              (3,768,370)
-----------------------------------------------------------
  Option contracts purchased                      2,119,600
-----------------------------------------------------------
  Option contracts written                        2,763,898
-----------------------------------------------------------
                                                206,268,933
-----------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                         256,495,600
-----------------------------------------------------------
  Foreign currencies                                 39,913
-----------------------------------------------------------
  Futures contracts                               2,332,675
-----------------------------------------------------------
  Option contracts written                       (3,953,364)
-----------------------------------------------------------
                                                254,914,824
-----------------------------------------------------------
  Net gain from investment securities,
    foreign currencies, futures and option
    contracts                                   461,183,757
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $499,008,980
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 1998 AND 1997

                                                                   1998              1997
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $   37,825,223    $   25,716,155
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                     206,268,933       471,905,541
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts             254,914,824       453,826,181
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       499,008,980       951,447,877
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (28,039,987)      (29,364,689)
----------------------------------------------------------------------------------------------
  Class B                                                         (3,013,337)       (2,392,475)
----------------------------------------------------------------------------------------------
  Class C                                                            (47,378)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                               (445,449)         (438,502)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (346,531,949)     (162,219,599)
----------------------------------------------------------------------------------------------
  Class B                                                       (108,856,197)      (34,439,480)
----------------------------------------------------------------------------------------------
  Class C                                                           (819,962)           (2,594)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (3,989,466)       (1,797,486)
----------------------------------------------------------------------------------------------
Net equalization credits (See Note 1):
  Class A                                                                 --           292,768
----------------------------------------------------------------------------------------------
  Class B                                                                 --           189,770
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --             6,698
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        235,195,827       247,700,247
----------------------------------------------------------------------------------------------
  Class B                                                        350,425,592       397,291,935
----------------------------------------------------------------------------------------------
  Class C                                                         32,069,085         5,872,568
----------------------------------------------------------------------------------------------
  Institutional Class                                              3,464,509         4,247,713
----------------------------------------------------------------------------------------------
      Net increase in net assets                                 628,420,268     1,376,394,751
----------------------------------------------------------------------------------------------
NET ASSETS:

  Beginning of period                                          4,568,866,166     3,192,471,415
----------------------------------------------------------------------------------------------
  End of period                                               $5,197,286,434    $4,568,866,166
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $3,821,903,969    $3,199,855,109
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              9,291,857         2,895,981
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                    201,250,572       456,189,864
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   1,164,840,036       909,925,212
----------------------------------------------------------------------------------------------
                                                              $5,197,286,434    $4,568,866,166
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Charter Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Constellation Fund and AIM Weingarten Fund. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital, with current income as a secondary objective.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1998, undistributed net investment income was increased by $1,010,651 and undistributed net realized gains decreased by $1,010,651 in order to comply with the requirements of the American Institute of Certified Public Accountants Statements of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Bond Premiums-It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
F. Equalization-The Fund previously followed the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares. Effective November 1, 1997, the Fund discontinued equalization accounting and reclassified the cumulative equalization credits of $893,847 from undistributed net investment income to paid-in capital.

    This change has no effect on the net assets, the results of operations or the net asset value per share of the Fund.
G. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
H. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
I. Stock Index Futures Contracts-The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
J. Covered Call Options-The fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price.
    This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
K. Put options-The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver is entirely voluntary but approval is required by the Board of Directors for any decision by AIM to discontinue the waiver. During the year ended October 31, 1998, AIM waived fees of $762,337. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1998, AIM was reimbursed $152,008 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. On September 20, 1997, the Board of Directors approved appointment of AFS as transfer agent of the Institutional Class effective December 29, 1997. During the year ended October 31, 1998, AFS was paid $4,080,187 with respect to the Class A, Class B, and Class C shares and for the period December 29, 1997 through October 31, 1998, AFS was paid $3,312 with respect to the Institutional Class. Prior to the effective date of the agreement with AFS, the Fund paid A I M Institutional Fund Services, Inc. $583 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Class for the period November 1, 1997 through December 28, 1997.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $11,101,044, $12,843,741, and $216,922, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,892,699 from sales of Class A shares of the Fund during the year ended October 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1998, AIM Distributors received commissions of $161,792 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, and FMC.
  During the year ended October 31, 1998, the Fund paid legal fees of $12,926 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $52,292 and $187,576, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $239,868 during the year ended October 31, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BORROWINGS

Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. Proceeds from reverse repurchase agreements are treated as borrowings. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements. The maximum amount outstanding during the period ended October 31, 1998 was $117,134,000 while borrowings averaged $7,046,827 per day with a weighted average interest rate of 5.85%.
  The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended October 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1998 was $7,658,867,434 and $7,675,681,041, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1998, on a tax basis, is as follows:

Aggregate unrealized appreciation of investment securities $1,195,598,611
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                                       (60,184,443)
-------------------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                               $1,135,414,168
=========================================================================

Cost of investments for tax purposes is $4,087,070,679.

NOTE 7-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1998 are summarized as follows:

                                        CALL OPTION CONTRACTS
                                      -------------------------
                                       NUMBER
                                         OF          PREMIUMS
                                      CONTRACTS      RECEIVED
                                      ---------     -----------
Beginning of Period                      26,305     $ 5,836,484
--------------------------------     ----------     -----------
Written                                 301,649      69,039,606
--------------------------------     ----------     -----------
Closed                                 (221,962)    (55,174,709)
--------------------------------     ----------     -----------
Exercised                               (31,495)     (6,226,655)
--------------------------------     ----------     -----------
Expired                                 (43,295)     (5,383,375)
--------------------------------     ----------     -----------
End of period                            31,202     $ 8,091,351
================================     ==========     ===========

Open call option contracts written at October 31, 1998 were as follows:

                                                                          OCTOBER 31,
                                                  NUMBER                     1998         UNREALIZED
                          CONTRACT      STRIKE      OF        PREMIUMS      MARKET      APPRECIATION/
        ISSUE              MONTH        PRICE    CONTRACTS    RECEIVED       VALUE      (DEPRECIATION)
        -----             --------      ------   ---------   ----------   -----------   --------------
Associates First
 Capital Corp.-Class
 A                          Nov         $ 70       1,000     $  595,980   $  331,250     $   264,730
---------------------     ------        ----     -------     ----------   ----------     -----------
Associates First
 Capital Corp.-Class
 A                          Nov           75       1,000        520,983      150,000         370,983
---------------------     ------        ----     -------     ----------   ----------     -----------
Arterial Vascular
 Engineering, Inc.          Nov           35       4,500        586,057      323,437         262,620
---------------------     ------        ----     -------     ----------   ----------     -----------
CVS Corp                    Nov           43       1,500        623,762      553,125          70,637
---------------------     ------        ----     -------     ----------   ----------     -----------
Compaq Computer Corp.       Nov           30       7,980        774,033    1,895,250      (1,121,217)
---------------------     ------        ----     -------     ----------   ----------     -----------
Ingram Micro, Inc.          Nov           45       2,222        798,782      569,388         229,394
---------------------     ------        ----     -------     ----------   ----------     -----------
MCI WorldCom, Inc.          Nov           55       2,500        539,357      414,063         125,294
---------------------     ------        ----     -------     ----------   ----------     -----------
Pharmacia & Upjohn,
 Inc.                       Nov           50       2,500        648,728      859,375        (210,647)
---------------------     ------        ----     -------     ----------   ----------     -----------
Providian Financial
 Corp.                      Nov           75       1,000        870,971      681,250         189,721
---------------------     ------        ----     -------     ----------   ----------     -----------
Providian Financial
 Corp.                      Nov           80       1,500        893,970      571,875         322,095
---------------------     ------        ----     -------     ----------   ----------     -----------
SBC Communications,
 Inc.                       Nov           45       4,000        513,502      837,500        (323,998)
---------------------     ------        ----     -------     ----------   ----------     -----------
Warner-Lambert Co.          Nov           70       1,500        725,226    1,293,750        (568,524)
---------------------     ------        ----     -------     ----------   ----------     -----------
                                                             $8,091,351   $8,480,263     $  (388,912)
=====================     ======        ====     =======     ==========   ==========     ===========

NOTE 8-CAPITAL STOCK

Changes in the capital stock outstanding during the years ended October 31, 1998 and 1997 were as follows:

                                   1998                          1997
                       ----------------------------   --------------------------
                          SHARES          AMOUNT        SHARES         AMOUNT
                       -------------   ------------   -----------   ------------
Sold
  Class A                 65,753,775   $868,543,898    64,563,425   $804,527,781
---------------------  -------------   ------------   -----------   ------------
  Class B                 32,991,364    431,938,545    37,105,082    454,511,843
---------------------  -------------   ------------   -----------   ------------
  Class C*                 2,736,777     36,139,093       437,883      6,069,012
---------------------  -------------   ------------   -----------   ------------
  Institutional Class        568,334      7,594,968       600,091      7,589,130
---------------------  -------------   ------------   -----------   ------------
Issued as
  reinvestment of
  dividends:
  Class A                 29,328,588    355,378,824    16,507,011    181,612,880
---------------------  -------------   ------------   -----------   ------------
  Class B                  8,807,895    105,930,618     3,210,439     35,080,359
---------------------  -------------   ------------   -----------   ------------
  Class C*                    67,166        810,828           159          2,155
---------------------  -------------   ------------   -----------   ------------
  Institutional Class        351,483      4,295,496       193,613      2,149,460
---------------------  -------------   ------------   -----------   ------------
Reacquired:
  Class A                (75,327,509)  (988,726,895)  (59,039,148)  (738,440,414)
---------------------  -------------   ------------   -----------   ------------
  Class B                (14,417,738)  (187,443,571)   (7,456,466)   (92,300,267)
---------------------  -------------   ------------   -----------   ------------
  Class C*                  (376,288)    (4,880,836)      (14,629)      (198,599)
---------------------  -------------   ------------   -----------   ------------
  Institutional Class       (636,014)    (8,425,955)     (445,517)    (5,490,877)
---------------------  -------------   ------------   -----------   ------------
                          49,847,833   $621,155,013    55,661,943   $655,112,463
=====================  =============   ============   ===========   ============

* Class C commenced sales on August 4, 1997.

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the five-year period ended October 31, 1998, for a share of Class B capital stock outstanding during each of the years in the three-year period ended October 31, 1998 and the period June 26, 1995 (date sales commenced) through October 31, 1995, and for a share of Class C capital stock outstanding during the year ended October 31, 1998 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                 1998           1997          1996          1995          1994
                                                              ----------     ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    13.41     $    11.19    $    10.63    $     8.90    $     9.46
------------------------------------------------------------  ----------     ----------    ----------    ----------    ----------
Income from investment operations:
 Net investment income                                              0.12           0.10          0.19          0.15          0.21
------------------------------------------------------------  ----------     ----------    ----------    ----------    ----------
 Net gains (losses) on securities (both realized and
   unrealized)                                                      1.23           2.91          1.43          2.11         (0.45)
------------------------------------------------------------  ----------     ----------    ----------    ----------    ----------
   Total from investment operations                                 1.35           3.01          1.62          2.26         (0.24)
------------------------------------------------------------  ----------     ----------    ----------    ----------    ----------
Less distributions:
 Dividends from net investment income                              (0.10)         (0.12)        (0.16)        (0.20)        (0.16)
------------------------------------------------------------  ----------     ----------    ----------    ----------    ----------
 Distributions from net realized gains                             (1.34)         (0.67)        (0.90)        (0.33)        (0.16)
------------------------------------------------------------  ----------     ----------    ----------    ----------    ----------
   Total distributions                                             (1.44)         (0.79)        (1.06)        (0.53)        (0.32)
------------------------------------------------------------  ----------     ----------    ----------    ----------    ----------
Net asset value, end of period                                $    13.32     $    13.41    $    11.19    $    10.63    $     8.90
============================================================  ==========     ==========    ==========    ==========    ==========
Total return(a)                                                    11.20%         28.57%        16.70%        27.03%        (2.55)%
============================================================  ==========     ==========    ==========    ==========    ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $3,706,938     $3,466,912    $2,647,208    $1,974,417    $1,579,074
============================================================  ==========     ==========    ==========    ==========    ==========
Ratio of expenses (exclusive of interest) to average net
 assets(b)                                                          1.08%(c)       1.09%         1.12%         1.17%         1.17%
============================================================  ==========     ==========    ==========    ==========    ==========
Ratio of net investment income to average net assets(d)             0.95%(c)       0.79%         1.81%         1.55%         2.32%
============================================================  ==========     ==========    ==========    ==========    ==========
Portfolio turnover rate                                              154%           170%          164%          161%          126%
============================================================  ==========     ==========    ==========    ==========    ==========
Borrowings for the period:
Amount of debt outstanding at end of period (000s omitted)            --             --            --            --            --
============================================================  ==========     ==========    ==========    ==========    ==========
Average amount of debt outstanding during the period (000s
 omitted)(e)                                                  $    5,164             --            --            --            --
============================================================  ==========     ==========    ==========    ==========    ==========
Average number of shares outstanding during the period (000s
 omitted)(e)                                                     280,987             --            --            --            --
============================================================  ==========     ==========    ==========    ==========    ==========
Average amount of debt per share during the period            $   0.0184             --            --            --            --
============================================================  ==========     ==========    ==========    ==========    ==========

(a) Does not deduct sales charges.

(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.10% and 1.10% for 1998-1997.

(c) Ratios are based on average net assets of $3,700,347,957.

(d) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.93% and 0.78% for 1998-1997.

(e) Averages computed on a daily basis.

                                                                            CLASS B                               CLASS C
                                                        -----------------------------------------------      ------------------
                                                           1998          1997         1996       1995         1998       1997
                                                        ----------    ----------    --------    -------      -------    -------
Net asset value, beginning of period                    $    13.37    $    11.18    $  10.62    $  9.81      $ 13.39    $ 13.86
------------------------------------------------------  ----------    ----------    --------    -------      -------    -------
Income from investment operations:
 Net investment income                                        0.02          0.01        0.10       0.03         0.02(a)      --
------------------------------------------------------  ----------    ----------    --------    -------      -------    -------
 Net gains (losses) on securities (both
   realized and unrealized)                                   1.22          2.89        1.45       0.80         1.23      (0.45)
------------------------------------------------------  ----------    ----------    --------    -------      -------    -------
   Total from investment operations                           1.24          2.90        1.55       0.83         1.25      (0.45)
------------------------------------------------------  ----------    ----------    --------    -------      -------    -------
Less distributions:
 Dividends from net investment income                        (0.03)        (0.04)      (0.09)     (0.02)       (0.03)        --
------------------------------------------------------  ----------    ----------    --------    -------      -------    -------
 Distributions from net realized gains                       (1.34)        (0.67)      (0.90)        --        (1.34)     (0.02)
------------------------------------------------------  ----------    ----------    --------    -------      -------    -------
   Total distributions                                       (1.37)        (0.71)      (0.99)     (0.02)       (1.37)     (0.02)
------------------------------------------------------  ----------    ----------    --------    -------      -------    -------
Net asset value, end of period                          $    13.24    $    13.37    $  11.18    $ 10.62      $ 13.27    $ 13.39
======================================================  ==========    ==========    ========    =======      =======    =======
Total return(b)                                              10.33%        27.54%      15.90%      8.48%       10.39%     (3.24)%
======================================================  ==========    ==========    ========    =======      =======    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $1,408,687    $1,056,094    $515,672    $67,592      $37,846    $ 5,669
======================================================  ==========    ==========    ========    =======      =======    =======
Ratio of expenses (exclusive of interest)
 to average net assets(c)                                     1.84%(d)       1.85%      1.94%      1.98%(f)     1.84%(d)   1.82%(f)
======================================================  ==========    ==========    ========    =======      =======    =======
Ratio of net investment income to average
 net assets(e)                                                0.19%(d)       0.03%      0.99%      0.74%(f)     0.19%(d)   0.06%(f)
======================================================  ==========    ==========    ========    =======      =======    =======
Portfolio turnover rate                                        154%          170%        164%       161%         154%       170%
======================================================  ==========    ==========    ========    =======      =======    =======
Borrowings for the period:
Amount of debt outstanding at end of period
 (000s omitted)                                                 --            --          --         --           --         --
======================================================  ==========    ==========    ========    =======      =======    =======
Average amount of debt outstanding during
 the period (000s omitted)(g)                           $    1,793            --          --         --      $    30         --
======================================================  ==========    ==========    ========    =======      =======    =======
Average number of shares outstanding during
 the period (000s omitted)(g)                               98,052            --          --         --        1,654         --
======================================================  ==========    ==========    ========    =======      =======    =======
Average amount of debt per share during the period      $   0.0184            --          --         --      $0.0184         --
======================================================  ==========    ==========    ========    =======      =======    =======

(a) Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.86% and 1.86% for 1998-1997 for Class B and 1.86% and 1.83% (annualized) for 1998-1997 for Class C.

(d) Ratios are based on average net assets of $1,284,374,113 and $21,692,212 for Class B and Class C, respectively.

(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.17% and 0.02% for 1998-1997 for Class B and 0.17% and 0.04% (annualized) for 1998-1997 for Class C.

(f) Annualized.

(g) Averages computed on a daily basis.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of the AIM Charter Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       December 4, 1998


BOARD OF DIRECTORS                               OFFICERS                                  OFFICE OF THE FUND
Charles T. Bauer                                 Charles T. Bauer                          11 Greenway Plaza
Chairman                                         Chairman                                  Suite 100
A I M Management Group Inc.                                                                Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                 INVESTMENT ADVISOR
Director
ACE Limited;                                     John J. Arthur                            A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Treasurer       11 Greenway Plaza
Chief Executive Officer                                                                    Suite 100
COMSAT Corporation                               Carol F. Relihan                          Houston, TX 77046
                                                 Senior Vice President and Secretary
Owen Daly II                                                                               SUB-ADVISOR
Director                                         Gary T. Crum
Cortland Trust Inc.                              Senior Vice President                     A I M Capital Management, Inc.
                                                                                           11 Greenway Plaza
Edward K. Dunn Jr.                               Jonathan C. Schoolar                      Suite 100
Chairman, Mercantile Mortgage Corp.;             Senior Vice President                     Houston, TX 77046
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and         Dana R. Sutton                            TRANSFER AGENT
President, Mercantile Bankshares                 Vice President and Assistant Treasurer
                                                                                           A I M Fund Services, Inc.
Jack Fields                                      Melville B. Cox                           P.O. Box 4739
Chief Executive Officer                          Vice President                            Houston, TX 77210-4739
Texana Global, Inc.;
Formerly Member                                  Renee A. Friedli                          CUSTODIAN
of the U.S. House of Representatives             Assistant Secretary
                                                                                           State Street Bank and Trust Company
Carl Frischling                                  P. Michelle Grace                         225 Franklin Street
Partner                                          Assistant Secretary                       Boston, MA 02110
Kramer, Levin, Naftalis & Frankel
                                                 Jeffrey H. Kupor                          COUNSEL TO THE FUND
Robert H. Graham                                 Assistant Secretary
President and Chief Executive Officer                                                      Ballard Spahr
A I M Management Group Inc.                      Nancy L. Martin                           Andrews & Ingersoll, LLP
                                                 Assistant Secretary                       1735 Market Street
Prema Mathai-Davis                                                                         Philadelphia, PA 19103
Chief Executive Officer, YWCA of the U.S.A.;     Ofelia M. Mayo
Commissioner, New York City Dept. for the        Assistant Secretary                       COUNSEL TO THE DIRECTORS
Aging; and member of the Board of Directors,
Metropolitan Transportation Authority of         Lisa A. Moss                              Kramer, Levin, Naftalis & Frankel
New York State                                   Assistant Secretary                       919 Third Avenue
                                                                                           New York, NY 10022
Lewis F. Pennock                                 Kathleen J. Pflueger
Attorney                                         Assistant Secretary                       DISTRIBUTOR

Ian W. Robinson                                  Samuel D. Sirko                           A I M Distributors, Inc.
Consultant; Formerly Executive                   Assistant Secretary                       11 Greenway Plaza
Vice President and                                                                         Suite 100
Chief Financial Officer                          Stephen I. Winer                          Houston, TX 77046
Bell Atlantic Management                         Assistant Secretary
Services, Inc.                                                                             AUDITORS
                                                 Mary J. Benson
Louis S. Sklar                                   Assistant Treasurer                       KPMG Peat Marwick LLP
Executive Vice President                                                                   700 Louisiana
Hines Interests                                                                            Houston, TX 77002
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Charter Fund Class A, Class B, and Class C shares paid ordinary dividends in the amount of $0.8720, $0.8035, and $0.8035 per share, respectively, during the Fund's tax year ended October 31, 1998. Of this amount 23.93% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $0.637 per share for Class A and Class B shares during the Fund's tax year ended October 31, 1998.

REQUIRED STATE INCOME TAX INFORMATION

Of the total income dividends paid, 20.80% was derived from U.S. Treasury obligations.

                            HOW AIM MAKES INVESTING
                                  EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds(R). The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                              --------------------

                              CURRENT SHAREHOLDERS

                                  CAN CALL OUR

                              AIM INVESTOR LINE AT

                                  800-246-5463

                               FOR 24-HOUR-A-DAY

                              ACCOUNT INFORMATION.

                              --------------------

THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--

GROWTH FUNDS                               INTERNATIONAL GROWTH FUNDS               A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)              AIM Advisor International Value Fund     leadership in the mutual fund industry
AIM Blue Chip Fund                         AIM Asian Growth Fund                    since 1976 and managed approximately $91
AIM Capital Development Fund               AIM Developing Markets Fund(2)           billion in assets for more than 5.5 million
AIM Constellation Fund                     AIM Emerging Markets Fund(2)             shareholders, including individual investors,
AIM Mid Cap Equity Fund(2), (A)            AIM Europe Growth Fund(2)                corporate clients, and financial institutions,
AIM Select Growth Fund(3)                  AIM European Development Fund            as of September 30, 1998.
AIM Small Cap Growth Fund(2), (B)          AIM International Equity Fund                The AIM Family of Funds--Registered
AIM Small Cap Opportunities Fund           AIM International Growth Fund(2)         Trademark-- is distributed nationwide, and AIM
AIM Value Fund                             AIM Japan Growth Fund(2)                 today is the 11th-largest mutual fund complex in
AIM Weingarten Fund                        AIM Latin American Growth Fund(2)        the U.S. in assets under management, according
                                           AIM New Pacific Growth Fund(2)           to Strategic Insight, an independent mutual fund
GROWTH & INCOME FUNDS                                                               monitor.
AIM Advisor Flex Fund                      GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund           AIM Global Aggressive Growth Fund
AIM Advisor MultiFlex Fund                 AIM Global Growth Fund
AIM Advisor Real Estate Fund               AIM Worldwide Growth Fund(2)
AIM Balanced Fund
AIM Basic Value Fund(2), (C)               GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                           AIM Global Growth & Income Fund(2)
                                           AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                  GLOBAL INCOME FUNDS
AIM High Yield Fund                        AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund II                     AIM Global Government Income Fund(2)
AIM Income Fund                            AIM Global Income Fund
AIM Intermediate Government Fund           AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                           THEME FUNDS
TAX-FREE INCOME FUNDS                      AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund             AIM Global Financial Services Fund)(2)
AIM Municipal Bond Fund                    AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut    AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund             AIM Global Resources Fund(2)
                                           AIM Global Telecommunications Fund(2)
MONEY MARKET FUNDS                         AIM Global Trends Fund(2), (E)
AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds.
(3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund.
(A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap
    Equity Fund.
(B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund.
(C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value
    Fund.
(D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund.
(E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.